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    Supplement Dated January 19, 2000 to Prospectus dated May 1, 1999 for
                     Pacific Innovations Variable Annuity
        Individual Flexible Premium Deferred Variable Annuity Contracts
            Issued by Pacific Life Insurance Company ("Prospectus")


The fourth sentence of CHARGES, FEES AND DEDUCTIONS: Withdrawal Charge - How the Charge is Determined is replaced with:

A payment is "one year old" or has as "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day that Contract Anniversary, your Payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary.


PI011900a